                          EXHIBIT 24

                        POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below, hereby constitutes and appoints Jeffrey H. Smulyan, Howard L. Schrott and Norman H. Gurwitz, or any of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign the annual report of Emmis Broadcasting Corporation on Form 10-K under the Securities Exchange Act of 1934 for the fiscal year ended February 28, 1997, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereto.

 Dated:  May 28, 1997
                        /s/Lawrence B. Sorrel

                        -----------------------------

                        Lawrence B. Sorrel

                       POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below, hereby constitutes and appoints Jeffrey H. Smulyan, Howard L. Schrott and Norman H. Gurwitz, or any of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign the annual report of Emmis Broadcasting Corporation on Form 10-K under the Securities Exchange Act of 1934 for the fiscal year ended February 28, 1997, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereto.

 Dated:  May 23, 1997
                               /s/Richard A. Leventhal

                               -----------------------------

                               Richard A. Leventhal

                       POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below, hereby constitutes and appoints Jeffrey H. Smulyan, Howard L. Schrott and Norman H. Gurwitz, or any of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign the annual report of Emmis Broadcasting Corporation on Form 10-K under the Securities Exchange Act of 1934 for the fiscal year ended February 28, 1997, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereto.


 Dated:  May 22, 1997
                                  /s/Doyle L.Rose

                                  -----------------------------

                                  Doyle L. Rose

                       POWER OF ATTORNEY

          KNOW BY THESE PRESENTS, that the person whose signature appears below, hereby constitutes and appoints Jeffrey H. Smulyan, Howard L. Schrott and Norman H. Gurwitz, or any of them, his or her attorneys-in-fact and agents, with full power of substitution and resubstitution for him or her in any and all capacities, to sign the annual report of Emmis Broadcasting Corporation on Form 10-K under the Securities Exchange Act of 1934 for the fiscal year ended February 28, 1997, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his or her substitute or substitutes may do or cause to be done by virtue hereto.

 Dated:  May 28, 1997
                                /s/Susan B. Bayh

                                 -----------------------------

                                Susan B. Bayh

                       POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below, hereby constitutes and appoints Jeffrey H. Smulyan, Howard L. Schrott and Norman H. Gurwitz, or any of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign the annual report of Emmis Broadcasting Corporation on Form 10-K under the Securities Exchange Act of 1934 for the fiscal year ended February 28, 1997, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereto.

 Dated:  May 27, 1997
                                /s/Gary L. Kaseff

                                 -----------------------------

                                Gary L. Kaseff

                       POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below, hereby constitutes and appoints Jeffrey H. Smulyan, Howard L. Schrott and Norman H. Gurwitz, or any of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign the annual report of Emmis Broadcasting Corporation on Form 10-K under the Securities Exchange Act of 1934 for the fiscal year ended February 28, 1997, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereto.

 Dated:  May 22, 1997
                                 /s/Jeffrey H. Smulyan

                                 -----------------------------

                                 Jeffrey H. Smulyan